EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the CarMax, Inc. (the "company") Quarterly Report on Form 10-Q for the quarter ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith D. Browning, Executive Vice President and Chief Financial Officer of the company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        1.        The Report fully complies with the requirements of
                  Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of, and for, the periods presented in this Report.


Date:  January 7, 2005                       By:  /s/ Keith D. Browning
                                                -------------------------

                                                Keith D. Browning
                                                Executive Vice President
                                                and Chief Financial Officer